# DALEY-HODKIN, LLC

August 9, 2004

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey 07004

Attention: Ron Schutte

Re: **Brooklyn Cheesecake & Desserts Company**

Dear Mr. Schutte:

We have appraised the machinery and equipment of Brooklyn Cheesecake & Desserts Company to determine the Auction Sale Value as of July 2004.

The Appraisal Report and our determination of appraised value are subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*. This Summary Appraisal Report is subject to specific assumptions and limiting conditions as noted throughout the Report attached hereto. The use and interpretation of this Appraisal without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions.

This transmittal letter and the accompanying text, and any schedules and attachments constitute our entire Appraisal Report and should be read in their entirety.

Daley-Hodkin, LLC, its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Appraisal Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

We have made no investigation of and assume no responsibility for title to the items appraised.

Respectfully submitted,

**DALEY-HODKIN, LLC**

Craig Cappalli

Craig Cappalli
Senior Vice President

CC:af
Enclosures
Job #04-0256

135 PINELAWN ROAD, SUITE 210S, MELVILLE, NEW YORK 11747-3144
VOICE: 631.293.0200 FAX: 631.293.0328
WEBSITE: www.daley-hodkin.com

# *APPRAISAL REPORT*

***MACHINERY AND EQUIPMENT***

***AUCTION SALE VALUE***

## ***BROOKLYN CHEESECAKE & DESSERTS COMPANY***

***EFFECTIVE DATE***

*July 2004*

***PREPARED FOR***

*Brooklyn Cheesecake & Desserts Company*
*20 Passaic Avenue*
*Fairfield, New Jersey*

*DALEY-HODKIN, LLC*
*135 Pinelawn Road*
*Melville, New York*

## TABLE OF CONTENTS

**APPENDICES**

## ASSIGNMENT & PURPOSE

We have been retained by Brooklyn Cheesecake & Desserts Company ("Brooklyn Cheesecake" or the "Company") to appraise the machinery and equipment at the location indicated below to determine the Auction Sale Value. It is our understanding that the intended use of this Summary Appraisal Report ("Report") is for financial decision making purposes.

## APPRAISAL LOCATION

20 Passaic Avenue
Fairfield, New Jersey

## APPRAISAL METHODOLOGY

### Value Definition

**Auction Sale Value** is defined as the gross proceeds that could be realized at a properly advertised and conducted public auction sale of the items appraised, under forced conditions. The items would be disposed of individually or through appropriate lots, under which scenario the purchaser(s) are buying as-is, where-is, for cash or cash equivalent, and are responsible for removal of the items purchased. The Auction Sale Value takes into consideration current economic trends, condition, location, difficulty of removal, and marketability. The value expressed represents gross proceeds and does not take into consideration the expenses associated with conducting the sale.

### Appraisal Process

For purposes of this detailed Appraisal, we have prepared a schedule of the items appraised that includes comprehensive descriptions, as well as make, model, serial number and age, where available. We obtained the year of manufacture from sources deemed reliable. All major items are valued on an individual and/or group basis, while items of lesser significance, such as plant support equipment, offices, computers, etc., are listed in appropriate lots.

Items identified by the Company as being subject to an operating lease are excluded from this Appraisal. Items subject to a capital lease are appraised and noted as such on the Appraisal schedule.

We have included photographs as a representation of certain items and their condition. All photographs taken during our physical inspection, as well as the Appraisal Report are on the enclosed compact disc.

The value for the items appraised has been established through extensive research. We have contacted original equipment manufacturers, used equipment dealers and/or brokers, referenced published price guides, and utilized The Daley-Hodkin Group Research Library. The research library includes our proprietary computer database of recent auction, liquidation and used equipment transactions for comparable equipment sales.

Environmental considerations from any source go beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist. For the purpose of this Report, we assume that all items are environmentally clean and safe for transport.

## Approaches to Value

In conducting this Appraisal, we have considered the three recognized approaches to value.

***Market Approach*** - The appraiser adjusts the prices that have been paid for items comparable to the item being appraised, equating the comparables to the subject.

***Cost Approach*** - The appraiser adjusts the replacement cost (new) of the item being appraised for the loss in value caused by physical deterioration, functional obsolescence, and economic obsolescence. The Cost Approach is based on the principle of substitution: a prudent buyer will not pay more for an item than the cost of acquiring a substitute property of equivalent utility.

***Income Approach*** - The appraiser determines the present value of the future economic benefits of owning the property.

For purposes of this Appraisal, we have relied primarily upon the Market Approach and to a lesser extent the Cost Approach in establishing our value. The Income Approach, which was not applied in this Appraisal, is based on an analysis of the earnings and the present worth of the future potential benefit of the property appraised. The Income Approach cannot be properly applied without the benefit of a detailed financial analysis, which is beyond the scope of this Appraisal.

## COMPANY OVERVIEW

Brooklyn Cheesecake is a food manufacturer specializing in cheesecakes and other dessert items. Their products are sold and distributed on a wholesale basis to institutions, restaurants and supermarkets, as well as directly to consumers through television and internet by Shop NBC.

## SITE INSPECTION

We physically inspected the items appraised on July 28, 2004. On that date, the facility was in operation and the machinery and equipment appeared to be in fair to good condition and adequately maintained. The Company occupies a single-story industrial building with a gross floor area of approximately 28,000 square feet.

## CONCLUSION OF VALUE

The primary machinery and equipment ("equipment") at Brooklyn Cheesecake is specific to food processing and the commercial bakery industry, although standard and not at all unique. This equipment consists of mixers, cake cutters, ovens, depositors, pie presses, transfer pumps, freezers and related refrigeration equipment. The balance of the items appraised is not industry specific and is thereby marketable to a broad range of potential end users and resellers. These items consist of air compressors, lift trucks, general plant support and material handling equipment, offices, and computers.

Potential buyers for the equipment would be end users, as well as used equipment dealers/brokers. Factors impacting the remaining life expectancy of the items appraised include age, condition, scheduled maintenance programs, inclusive of periodic upgrades and refurbishment. The remaining useful life is also affected by technological and/or functional obsolescence.

## SUMMARY OF VALUE

It is our opinion that if the items appraised were sold at an auction sale as previously defined, **$251,725** could be realized. The value expressed represents gross sale proceeds and does not take into consideration the expenses associated with conducting an auction sale.

## STATEMENT OF ASSUMPTIONS & LIMITING CONDITIONS

This Report is subject to specific assumptions and limiting conditions as noted throughout this Report and in the list below. The use and interpretation of this Report without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions. This Report is subject to the following limiting conditions:

- The transmittal letter dated August 9, 2004 and accompanying text constitute our entire Report and should be read in their entirety. The Report does not purport to express an all-inclusive list of all of the considerations undertaken in order to arrive at our opinion of value.

- We completed our analysis and research on August 9, 2004, and the value expressed reflects information received to that date.

- Daley-Hodkin, LLC ("DH"), its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

- The conclusions reached in this Report are the result of our inspection, evaluation, and analyses of information received from the Company. The Company's failure to disclose pertinent information, without our knowledge, could have affected these conclusions. We have not conducted an audit and have relied on the information supplied by the Company as being accurate and true statements.

- This Report and the conclusions arrived at herein are for the exclusive use of Brooklyn Cheesecake, and any potential financing participants. The conclusions reached herein represent the considered opinion of DH based upon information furnished to it by the Company and other sources, and should not be considered investment advice.

- Public information and industry and statistical information have been obtained from sources we deem to be reliable; however, we make no representation as to the accuracy or completeness of such information, and have accepted the information without further verification.

- This Report is of a confidential nature and should not be disseminated or reproduced in any manner without the prior written consent of DH. DH will retain all records pertaining to the Appraisal in our files for a period of time, and maintain these in a confidential manner, subject only to legal administrative processes or proceedings.

- This Report is subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*.

- Unless otherwise noted, DH shall not be required to give further substantive consultation or be present at any legal proceedings in regards to this Report.

- The prior sale of any significant portion of the appraised items could have an affect on the value of the remaining items. Furthermore, any material change in the composition and/or condition of the items appraised may have an impact on the value expressed in this Report.

- We have assumed that the seller would be provided with unrestricted access to enter and use the Company premises for the purposes of preparing the items for sale and conducting the sale. Our estimated timeframe assumes that access to the facility would be unimpeded from the date of the initiation of the sale. Were there to be a delay in the availability of the facility for any reason, including unresolved legal issues, overdue payments to landlords or municipalities, or other unknown logistical problems, the time period, and thus the expense of the sale, would be impacted.

- The costs of the sale will be funded by the lender(s) until such time as the proceeds can be utilized to sustain the process.

- This Report does not contemplate any unknown or latent defect associated with the items appraised. The physical inspection of the items was conducted by visual means only. Unless otherwise noted, and if applicable, we have accepted the Company's statements as to the physical attributes and operating capacities of the items without further verification or testing.

- DH reserves the right to recall or amend this Report to correct any omission or error.

- Unless otherwise noted, we have made no investigation of and assume no responsibility for title to the items appraised. The sale of any of the items appraised is made without the benefit of warranties and/or return privileges that are normally available with an ongoing business. Furthermore, our Appraisal is based on the premise that there are no existing contractual agreements, restrictions, or obligations that would preclude the sale of the items, as defined in this Report.

- This Appraisal does not attribute any value to inventory items, general intangibles and/or intellectual properties. This includes, but is not limited to: patents, royalties, license agreements, contractual relationships, trademarks, trade names, customer lists, product lines and related tooling, software, engineering and design records, etc.

- Environmental considerations from any source are beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist.

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

## APPRAISAL CERTIFICATION

We certify that, to the best of our knowledge and belief:

- The statements of fact contained in this Report are true or correct.
- The reported analyses, opinions and conclusions are limited only by the reported assumptions and limiting conditions, and are our impartial and unbiased professional analyses, opinions and conclusions.
- We have no present or prospective interest in the property that is subject of this Report, and we have no personal interest with respect to the parties involved.
- We have no bias with respect to any property that is the subject of this Report or to the parties involved.
- Our compensation for completing this assignment is not contingent upon reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result or the occurrence of a subsequent event directly related to the intended use of this Appraisal.
- Our analyses, opinions and conclusions were developed, and this Report has been prepared, in conformity with USPAP.
- Where noted, we have made a personal inspection of the items appraised.
- No person(s) excepting those stated in this certification provided significant professional assistance to the person(s) signing this Report.

Dated: August 9, 2004

*Inspected and Appraised by:*

William J. Monto, Appraiser

*Reviewed by:*

Craig Cappalli, ASA, CEA, Senior Vice President

# BROOKLYN CHEESECAKE & DESSERTS COMPANY
## FAIRFIELD, NEW JERSEY
## AUCTION SALE VALUE ASSET DISTRIBUTION


Packaging
9%
Miscellaneous
5%
General Industrial
Equipment
10%
Food Processing
76%

# BROOKLYN CHEESECAKE & DESSERTS COMPANY
## FAIRFIELD, NEW JERSEY


Fe

View of Plant Building



Item #4 – AMF Glen 340 Floor Mixer



Item #7 – Hinds-Bock 4P-08A Depositor



Item #23 – Despatch Bake Oven



Item #29 – LVO RW2580 Pan Washer



Item #26 – Revent 620 Rack Oven



Item #31 – Foodtools CS-10TW Cake Cutter/Portioner



Item #33 – Foodtools CS-2ADFC Cake Cutter/Portioner



Item #34 – Foodtools CS-1000 Cake Cutter/Portioner



Item #41 – Exterior of Bally Panel Freezer



Item #48 – Shanklin A26A L-Sealer



Item #41 – Interior of Bally Panel Freezer



Item #64 – Clark TM20 Forklift Truck

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | AUCTION VALUE |
|---|---|---|---|---|---|---|
| 1 | LOT | BENCH TOP MIXERS CONSISTING OF: | | | | $ 2,000 |
| | | - (2) MIXERS - 1/2 HP | HOBART | A-200 | 11320678<br>N/A | |
| | | - (2) MIXERS - 1/2 HP | HOBART | AS-208 | 1543859<br>N/A | |
| 2 | 1 | HEAVY DUTY SPIRAL FLOOR MIXER - 5 HP, 60 QT. CAP. | N/A | | | $ 1,750 |
| 3 | 3 | PLANETARY FLOOR MIXERS - 5 HP, 140 QT. CAP. | HOBART | V-1401 | 11-393-263<br>(2) N/A | $ 10,000 |
| 4 | 1 | HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT | AMF | GLEN 340 | G-271 | $ 6,000 |
| 5 | 1 | HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT | AMF | GLEN 340 | N/A | $ 6,000 |
| 6 | 1 | AUTOMATIC PASTRY SHEETER | OSTALI | N/A | N/A | $ 2,000 |
| 7 | 1 | [1999] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 4-PISTON, 48"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS | HINDS-BOCK<br>HINDS-BOCK | 4P-08A | 2159 | $ 5,500 |
| 8 | 1 | [1993] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 6-PISTON, 36"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS | HINDS-BOCK<br>HINDS-BOCK | 6P-08A | 1641 | $ 9,000 |
| 9 | 1 | DOUGH DIVIDER | COLBORNE | D-1000 | 60-464 | $ 1,000 |
| 10 | 1 | [1999] CRUST FORMING PRESS | COMTEC | 1100 | H-3874 | $ 1,000 |
| 11 | 1 | [1993] CRUST FORMING PRESS | COMTEC | 1100 | H-3532 | $ 750 |
| 12 | 1 | CRUST FORMING PRESS | COMTEC | 1100 | N/A | $ 450 |
| 13 | 1 | CRUST FORMING PRESS | COMTEC | 1100 | N/A | $ 450 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | AUCTION VALUE |
|---|---|---|---|---|---|---|
| 14 | 1 | BENCH TOP MANUAL DOUGH DIVIDER | DUTCHESS | D14 | | $ 175 |
| 15 | 1 | PORTABLE DEPOSITOR - STAINLESS STEEL INTERNALS W/ PORTABLE STAND | EDHARD | PT SERIES | N/A | $ 1,250 |
| 16 | 1 | PORTABLE DEPOSITOR W/ HOPPER FEED | EDHARD | F SERIES | | $ 250 |
| 17 | 1 | BENCH TOP MANUAL DOUGH DIVIDER | DUTCHESS | BM59 | N/A | $ 250 |
| 18 | 1 | PIE PRESS | HYDROMATIC | H-201 | 6275 | $ 550 |
| 19 | 1 | STAINLESS STEEL PAN GREASER - 24" MAX. PAN WIDTH | N/A | | | $ 1,000 |
| 20 | 1 | STAINLESS STEEL PAN GREASER - 12" MAX. PAN WIDTH | N/A | | | $ 750 |
| 21 | 1 | STAINLESS STEEL PACKAGED PORTABLE POSITIVE DISPLACEMENT TRANSFER PUMP | N/A | | | $ 800 |
| 22 | 2 | STAINLESS STEEL TRANSFER PUMPS | FEDCO | PD20 | 96011<br>N/A | $ 3,500 |
| 23 | 1 | GAS FIRED REVOLVING BAKE OVEN - (36) PANS, 8' OPENING W/ CONTROLS | DESPATCH | N/A | 67-1306 | $ 3,000 |
| 24 | 1 | GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS | REED | N/A | N/A | $ 2,000 |
| 25 | 1 | GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS (NOTE: MANUFACTURER REPORTED BY THE COMPANY) | DESPATCH | N/A | N/A | $ 3,000 |
| 26 | 1 | [1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS | REVENT | 620 | U96-2031-018-0796 | $ 5,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | AUCTION VALUE |
|---|---|---|---|---|---|---|
| 27 | 1 | [1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS | REVENT | 620 | U96-2031-023-0896 | $ 5,000 |
| 28 | 1 | PORTABLE STAINLESS STEEL DEPOSITOR | GOODWAY | PF40 | 98 | $ 1,250 |
| 29 | 1 | STAINLESS STEEL GAS FIRED PAN WASHER - 2-WASH RACK CAP. | LVO | RW2580 | N/A | $ 4,000 |
| 30 | 1 | STAINLESS STEEL GAS FIRED PAN WASHER (NOTE: NOT INSTALLED) | DOUGLAS | LD15-N | 92/2089 | $ 2,000 |
| 31 | 1 | [2003] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-10TW | 2543 | $ 9,500 |
| 32 | 1 | [2002] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-2ADFC | 029085 | $ 5,500 |
| 33 | 1 | [1999] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-2ADFC | 079110 | $ 4,000 |
| 34 | 1 | [2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE) | FOODTOOLS | CS-1000 | 2932 | $ 20,000 |
| 35 | 1 | [2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE) | FOODTOOLS | CS-1000 | 2933 | $ 20,000 |
| 36 | 1 | MEAT SAW - 14" | BUTCHER BOY | B-14 | 45758 | $ 300 |
| 37 | 1 | DOUGH SHEETER (NOTE: NOT IN USE) | SEEWER RONDO | SOLO D | 518000 | $ 2,500 |
| 38 | 1 | [1987] STAINLESS STEEL HARD COATING CHOCOLATE MELTING SYSTEM | HILLIARDS | HC | 870212 | $ 1,250 |
| 39 | 1 | STAINLESS STEEL TABLETOP FOOD CUTTER | HOBART | 84181-D | 11-205-475 | $ 500 |
| 40 | 1 | CAKE CUTTER/PORTIONER (NOTE: DISASSEMBLED) | FOOD TOOLS | CS-4A | N/A | $ 750 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | AUCTION VALUE |
|---|---|---|---|---|---|---|
| 41 | 1 | INTERLOCKING PANEL WALK-IN FREEZER - 70'L X 30'W X 20'H, GALVANIZED STEEL CONSTRUCTION | BALLY | | | $ 18,000 |
| | | W/ (2) 3-FAN EVAPORATORS | | | | |
| | | W/ (2) ROOF MOUNTED REFRIGERATION COMPRESSORS - 15 HP | COPELAND | | | |
| | | W/ AUTOMATIC BI-PARTING DOOR | | | | |
| | | W/ (16) SECTIONS OF DRIVE-IN RACKS - 4'W X 10'H X 10'D | | | | |
| | | W/ (5) SECTIONS OF HEAVY DUTY PALLET RACKS - 8'W X 10'H X 4'D | | | | |
| 42 | 1 | PREFABRICATED WALK-IN FREEZER (#3) - 12'L X 12'W X 8'H | HARTFORD | | | $ 2,500 |
| | | W/ 3-FAN EVAPORATOR | | | | |
| | | W/ REFRIGERATION COMPRESSOR - 3 HP | COPELAND | | | |
| 43 | 1 | WALK-IN FREEZER (#1) - APPROX. 55'L X 20'W X 18'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 7,500 |
| | | W/ (4) 6-FAN EVAPORATORS | | | | |
| | | W/ (2) OUTDOOR REFRIGERATION COMPRESSORS - 10 HP | HEAT CRAFTERS | DCU100BL5273 | WUM00282<br>N/A | |
| | | W/ (11) ASST. SECTIONS OF HEAVY DUTY PALLET RACKS | | | | |
| 44 | 1 | WALK-IN REFRIGERATOR - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 750 |
| | | W/ 3-FAN EVAPORATOR | | | | |
| | | W/ REFRIGERATION COMPRESSOR - APPROX. 1.5 HP | | | | |
| 45 | 1 | WALK-IN FREEZER (#3) - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 1,250 |
| | | W/ 6-FAN EVAPORATOR | | | | |
| | | W/ OUTDOOR REFRIGERATION COMPRESSOR - 5 HP | HEATCRAFTERS | SC0500E5D | WUM00140 | |
| 46 | 1 | PRE-FABRICATED WALK-IN FREEZER - APPROX. 12'L X 12'W X 8'H | NORLAKE | | | $ 2,000 |
| | | W/ 2-FAN EVAPORATOR CONDENSER | | | | |
| | | W/ OUTDOOR REFRIGERATION - APPROX. 1.5 HP (NOTE: LOCATED IN COMPANY STORE) | RUSSELL | RLH215L44-D | | |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | AUCTION VALUE |
|---|---|---|---|---|---|---|
| 47 | 1 | DISPLAY FREEZER - 4-DOOR, 28"W X 85"L | WORLD REFRIGERATION | RW-100-SC | N/A | $ 1,500 |
| 48 | LOT | SHRINK PACKAGING EQUIPMENT CONSISTING OF: | | | | $ 7,500 |
| | | - L-SEALER | CLAMCO | 20 | 19662 | |
| | | - (2) SHRINK TUNNELS | EASTEY | ET-608 | 4091608TLMB<br>14411608TLMG | |
| | | - SHRINK TUNNEL | CLAMCO | 852 | 5806 | |
| | | - L-SEALER | SHANKLIN | A26A | A88105 | |
| 49 | 1 | PRESSURE SENSITIVE BLOW-ON LABELER W/ ADJUSTABLE HEIGHT STAND | LABEL-AIRE | 2111 | 6-82978512 | $ 2,750 |
| 50 | 1 | [1994] PRESSURE SENSITIVE LABELER W/ STAND | AVERY DENNISON | DATAPPLY 900 | 94-119 | $ 1,000 |
| 51 | 1 | CASE SEALING SYSTEM W/ BUILT-IN CONVEYOR (NOTE: NOT IN USE - DISASSEMBLED) | 3M | N/A | N/A | $ 1,250 |
| 52 | 1 | CARTON ERECTOR (NOTE: NOT IN USE - DISASSEMBLED) | N/A | | | $ 1,500 |
| 53 | 1 | TOP AND BOTTOM CASE SEALER | 3M | 19300 | 6601 | $ 2,000 |
| 54 | 1 | STAINLESS STEEL METAL DETECTOR - 14"W X 6"H APERTURE | GORING KERR | DSP 2 | S4 902-1 | $ 5,000 |
| 55 | LOT | CONVEYORS LOCATED THROUGHOUT PLANT CONSISTING OF:<br>- (3) PORTABLE FLEXIBLE SKATE WHEEL CONVEYOR SECTIONS - APPROX. 18'W X 12'L MAX. LENGTH<br>- (2) POWER BELT CONVEYOR SECTIONS - 24"W X 12'L<br>- POWER BELT CONVEYOR SECTION - 20"W X 15'L<br>- (2) POWER BELT CONVEYOR SECTIONS - 12"W X 15'L<br>- ROLLER CONVEYOR SECTION - 18"W X 60'L<br>- CURVED 180° ROLLER CONVEYOR SECTION - 18"W<br>- POWER BELT CONVEYOR SECTION - 10"W X 10'L (NOTE: NEEDS REPAIR) | | | | $ 2,250 |

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | AUCTION VALUE |
|---|---|---|---|---|---|---|
| | | - STAINLESS STEEL SKATE WHEEL CONVEYOR - 12"W X 20'L | | | | |
| | | - CIRCULAR SORTING TABLE | KAM FLEX | 901B | | |
| 56 | LOT | APPROX. (200) BAKING CARTS (NOTE: QUANTITY SUPPLIED BY THE COMPANY) | | | | $ 4,000 |
| 57 | LOT | APPROX. (2,500) BAKING PANS, SHEETS, ETC. (NOTE: QUANTITIES SUPPLIED BY THE COMPANY) | | | | $ 1,500 |
| 58 | LOT | MIXING BOWLS CONSISTING OF: | | | | $ 7,500 |
| | | - (5) STAINLESS STEEL MIXING BOWLS - 340 QT. CAP. | AMF | | | |
| | | - (6) STAINLESS STEEL MIXING BOWLS - 140 QT. CAP. | HOBART | | | |
| | | - ASST. MISC. MIXING BOWLS | | | | |
| 59 | LOT | SCALES LOCATED THROUGHOUT PLANT CONSISTING OF: | | | | $ 1,000 |
| | | - STAINLESS STEEL BENCH TOP DIGITAL SCALE - 10 LB. CAP. | PENNSYLVANIA | 7700 | | |
| | | - (2) STAINLESS STEEL BENCH TOP DIGITAL SCALES - 20" X 20" | OHAUS | ES-50L | | |
| | | - (3) BENCH TOP DIGITAL SCALES | CAS | SW-20 | | |
| | | - (2) SCALES - 60 LB. CAP. | | | | |
| | | - MISCELLANEOUS ASST. SCALES | | | | |
| 60 | 1 | PLANT AIR SYSTEM | | | | $ 4,000 |
| | | W/ PACKAGED ROTARY SCREW AIR COMPRESSOR - 20 HP | SULLAIR | ES-8 | | |
| | | W/ VERTICAL TANK MOUNTED ROTARY SCREW AIR COMPRESSOR - 5 HP | SPEEDAIRE | 5F227A2 | | |
| | | W PIPING, VALVES AND CONTROLS | | | | |
| 61 | 1 | PLANT HOT WATER SYSTEM | | | | $ 350 |
| | | W/ GAS HOT WATER HEATER - 75 GAL. CAP. | A.O. SMITH | BT80 230 | M099-0830797-230 | |
| | | W/ GAS HOT WATER HEATER - 75 GAL. CAP. | STATE | SBT 75 | 6944608105 | |
| | | W/ PIPING, VALVES AND CONTROLS | | | | |
| 62 | LOT | MISCELLANEOUS PLANT SUPPORT EQUIPMENT CONSISTING OF: | | | | $ 15,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | AUCTION VALUE |
|---|---|---|---|---|---|---|
| | | ASST. STAINLESS STEEL TABLES, ASST. STAINLESS STEEL SINKS, CAFETERIA TABLES, CHAIRS, ASST. MICROWAVE OVENS, WORKTABLES, STAINLESS STEEL RACKS, CARTS, MANUAL PALLET JACKS, ASST. SECTIONS OF PALLET RACK, ASST. SECTIONS OF DRIVE-IN RACK, HAND CARTS, SHOP CARTS, ETC. | | | | |
| 63 | 1 | COMPANY STORE EQUIPMENT CONSISTING OF: | | | | $ 6,000 |
| | | - REFRIGERATED DELI CASE - 66"L X 32"W | N/A | | | |
| | | - (2) SLIDING GLASS DOOR SELF-SERVE CHEST FREEZERS - 80"L X 24"W | N/A | | | |
| | | - (2) DISPLAY FREEZERS - CHEST STYLE, 80"L X 24"W | | | | |
| | | - DIGITAL SCALE - 30 LB. CAP. | METTLER TOLEDO | 8433 | | |
| | | - DIGITAL CASH REGISTER | SHARP | XE-A101 | | |
| | | - DISPLAY CASES, TABLES, STAINLESS STEEL WORKTABLE, MINI-REFRIGERATOR, ETC. | | | | |
| 64 | 1 | [1996] THREE-WHEEL ELECTRIC FORKLIFT TRUCK - 4,000 LB. CAP., 2-STAGE MAST - 188" MAX. LIFT W/ SIDESHIFTER W/ BATTERY CHARGER | CLARK | TM20 | TM24708389344FB | $ 3,000 |
| 65 | 1 | ELECTRIC WALK-BEHIND PALLET TRUCK - 4,500 LB. CAP. W/ BATTERY CHARGER (NOTE: CAPITAL LEASE) | PRIME MOVER | PMX45 | PMX4531170001 | $ 1,000 |
| 66 | 1 | ELECTRIC WALK-BEHIND PALLET TRUCK - 4,000 LB. CAP. W/ BATTERY CHARGER | YALE | MPB040ACN24C278 | A827N222212 | $ 750 |
| 67 | 1 | BOWL LIFT W/ BATTERY CHARGER | N/A | | | $ 400 |
| 68 | LOT | OFFICE FURNITURE AND EQUIPMENT CONSISTING OF: DESKS, CHAIRS, MODULAR PARTITIONS, HORIZONTAL AND LATERAL FILE CABINETS, CONFERENCE TABLE, BOOKCASES, SHELVES, SOFA, FAX MACHINE, FLOOR SAFE, ETC. | | | | $ 3,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | AUCTION VALUE |
|---|---|---|---|---|---|---|
| 69 | 1 | DIGITAL TELEPHONE SYSTEM | NITSUKO AMERICAN | BUSINESSCOM1 | | $ 1,500 |
| | | W/ APPROX. (15) DIGITAL TELEPHONES | | | | |
| | | W/ VOICEMAIL SYSTEM | VANGUARD MAIL | | | |
| | | W/ MUSIC ON HOLD | | | | |
| | | W/ AUTOMATED ATTENDANT | | | | |
| | | (NOTE: VOICEMAIL SYSTEM UNDER CAPITAL LEASE) | | | | |
| 70 | LOT | COMPUTERS AND PERIPHERAL EQUIPMENT CONSISTING OF: | | | | $ 2,000 |
| | | - SERVER | DELL | POWEREDGE 300SC | | |
| | | - COMPUTER | DELL | OPTIPLEX GX200 | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER - PENTIUM PROCESSOR | GATEWAY | | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX150 | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX270 | | |
| | | W/ LCD MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX270 | | |
| | | W/ LCD MONITOR | | | | |
| | | - (2) COMPUTERS - PENTIUM PROCESSOR | CLONE | | | |
| | | W/ MONITORS | | | | |
| | | - ROUTER | CISCO | UBR9000 | | |
| | | - SWITCH | HEWLETT-PACKARD | 2524 | | |
| | | - LASER PRINTER | HEWLETT-PACKARD | 6P | | |
| | | - INKJET PRINTER | HEWLETT-PACKARD | DESKJET 840C | | |
| | | - INKJET PRINTER | HEWLETT-PACKARD | DESKJET 690C | | |
| | | - LASER PRINTER | HEWLETT-PACKARD | 4P | | |
| | | - LABEL PRINTER | DATAMAX | PRODIGY PLUS | | |

APPRAISAL TOTAL: $ 251,725

DALEY-HODKIN, LLC

August 9, 2004

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey 07004

Attention: Ron Schutte

Re: **Brooklyn Cheesecake & Desserts Company**

Dear Mr. Schutte:

We have appraised the machinery and equipment of Brooklyn Cheesecake & Desserts Company to determine the Fair Market Value as of July 2004.

The Appraisal Report and our determination of appraised value are subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*. This Summary Appraisal Report is subject to specific assumptions and limiting conditions as noted throughout the Report attached hereto. The use and interpretation of this Appraisal without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions.

This transmittal letter and the accompanying text, and any schedules and attachments constitute our entire Appraisal Report and should be read in their entirety.

Daley-Hodkin, LLC, its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Appraisal Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

We have made no investigation of and assume no responsibility for title to the items appraised.

Respectfully submitted,

**DALEY-HODKIN, LLC**

Craig Cappalli

Craig Cappalli
Senior Vice President

CC:af
Enclosures
Job #04-0256

135 PINELAWN ROAD, SUITE 210S, MELVILLE, NEW YORK 11747-3144
VOICE: 631.293.0200 FAX: 631.293.0328
WEBSITE: www.daley-hodkin.com

# *APPRAISAL REPORT*

***MACHINERY AND EQUIPMENT***

***FAIR MARKET VALUE***

## *BROOKLYN CHEESECAKE & DESSERTS COMPANY*

***EFFECTIVE DATE***

*July 2004*

***PREPARED FOR***

*Brooklyn Cheesecake & Desserts Company*
*20 Passaic Avenue*
*Fairfield, New Jersey*

***DALEY-HODKIN, LLC***
***135 Pinelawn Road***
***Melville, New York***

# TABLE OF CONTENTS

## APPENDICES

## ASSIGNMENT & PURPOSE

We have been retained by Brooklyn Cheesecake & Desserts Company ("Brooklyn Cheesecake" or the "Company") to appraise the machinery and equipment at the location indicated below to determine the Fair Market Value. It is our understanding that the intended use of this Summary Appraisal Report ("Report") is for financial decision making purposes.

## APPRAISAL LOCATION

20 Passaic Avenue
Fairfield, New Jersey

## APPRAISAL METHODOLOGY

### Value Definition

**Fair Market Value** is defined as the most probable price estimated in terms of money that the items appraised could realize if exposed for sale in the open market allowing a reasonable time to find a purchaser who buys with knowledge of all the uses to which they are adapted and for which they are capable of being used. Frequently, it is referred to as the price at which a willing seller would sell and a willing buyer would buy neither being under abnormal pressure. The Fair Market Value takes into consideration current economic trends, condition, location, difficulty of removal, and marketability.

### Appraisal Process

For purposes of this detailed Appraisal, we have prepared a schedule of the items appraised that includes comprehensive descriptions, as well as make, model, serial number and age, where available. We obtained the year of manufacture from sources deemed reliable. All major items are valued on an individual and/or group basis, while items of lesser significance, such as plant support equipment, offices, computers, etc., are listed in appropriate lots.

Items identified by the Company as being subject to an operating lease are excluded from this Appraisal. Items subject to a capital lease are appraised and noted as such on the Appraisal schedule.

We have included photographs as a representation of certain items and their condition. All photographs taken during our physical inspection, as well as the Appraisal Report are on the enclosed compact disc.

The value for the items appraised has been established through extensive research. We have contacted original equipment manufacturers, used equipment dealers and/or brokers, referenced published price guides, and utilized The Daley-Hodkin Group Research Library. The research library includes our proprietary computer database of recent auction, liquidation and used equipment transactions for comparable equipment sales.

Environmental considerations from any source go beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist. For the purpose of this Report, we assume that all items are environmentally clean and safe for transport.

## Approaches to Value

In conducting this Appraisal, we have considered the three recognized approaches to value.

***Market Approach*** - The appraiser adjusts the prices that have been paid for items comparable to the item being appraised, equating the comparables to the subject.

***Cost Approach*** - The appraiser adjusts the replacement cost (new) of the item being appraised for the loss in value caused by physical deterioration, functional obsolescence, and economic obsolescence. The Cost Approach is based on the principle of substitution: a prudent buyer will not pay more for an item than the cost of acquiring a substitute property of equivalent utility.

***Income Approach*** - The appraiser determines the present value of the future economic benefits of owning the property.

For purposes of this Appraisal, we have relied primarily upon the Market Approach and to a lesser extent the Cost Approach in establishing our value. The Income Approach, which was not applied in this Appraisal, is based on an analysis of the earnings and the present worth of the future potential benefit of the property appraised. The Income Approach cannot be properly applied without the benefit of a detailed financial analysis, which is beyond the scope of this Appraisal.

## COMPANY OVERVIEW

Brooklyn Cheesecake is a food manufacturer specializing in cheesecakes and other dessert items. Their products are sold and distributed on a wholesale basis to institutions, restaurants and supermarkets, as well as directly to consumers through television and internet by Shop NBC.

## SITE INSPECTION

We physically inspected the items appraised on July 28, 2004. On that date, the facility was in operation and the machinery and equipment appeared to be in fair to good condition and adequately maintained. The Company occupies a single-story industrial building with a gross floor area of approximately 28,000 square feet.

## CONCLUSION OF VALUE

The primary machinery and equipment ("equipment") at Brooklyn Cheesecake is specific to food processing and the commercial bakery industry, although standard and not at all unique. This equipment consists of mixers, cake cutters, ovens, depositors, pie presses, transfer pumps, freezers and related refrigeration equipment. The balance of the items appraised is not industry specific and is thereby marketable to a broad range of potential end users and resellers. These items consist of air compressors, lift trucks, general plant support and material handling equipment, offices, and computers.

Potential buyers for the equipment would be end users, as well as used equipment dealers/brokers. Factors impacting the remaining life expectancy of the items appraised include age, condition, scheduled maintenance programs, inclusive of periodic upgrades and refurbishment. The remaining useful life is also affected by technological and/or functional obsolescence.

## SUMMARY OF VALUE

It is our opinion that if the items appraised were sold on a Fair Market Value basis as previously defined, **$500,350** could be realized. The value expressed represents gross sale proceeds and does not take into consideration the expenses associated with conducting a sale.

## STATEMENT OF ASSUMPTIONS & LIMITING CONDITIONS

This Report is subject to specific assumptions and limiting conditions as noted throughout this Report and in the list below. The use and interpretation of this Report without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions. This Report is subject to the following limiting conditions:

- The transmittal letter dated August 9, 2004 and accompanying text constitute our entire Report and should be read in their entirety. The Report does not purport to express an all-inclusive list of all of the considerations undertaken in order to arrive at our opinion of value.

- We completed our analysis and research on August 9, 2004, and the value expressed reflects information received to that date.

- Daley-Hodkin, LLC ("DH"), its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

- The conclusions reached in this Report are the result of our inspection, evaluation, and analyses of information received from the Company. The Company's failure to disclose pertinent information, without our knowledge, could have affected these conclusions. We have not conducted an audit and have relied on the information supplied by the Company as being accurate and true statements.

- This Report and the conclusions arrived at herein are for the exclusive use of Brooklyn Cheesecake, and any potential financing participants. The conclusions reached herein represent the considered opinion of DH based upon information furnished to it by the Company and other sources, and should not be considered investment advice.

- Public information and industry and statistical information have been obtained from sources we deem to be reliable; however, we make no representation as to the accuracy or completeness of such information, and have accepted the information without further verification.

- This Report is of a confidential nature and should not be disseminated or reproduced in any manner without the prior written consent of DH. DH will retain all records pertaining to the Appraisal in our files for a period of time, and maintain these in a confidential manner, subject only to legal administrative processes or proceedings.

- This Report is subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*.

- Unless otherwise noted, DH shall not be required to give further substantive consultation or be present at any legal proceedings in regards to this Report.

- Any material change in the composition and/or condition of the items appraised may have an impact on the value expressed in this Report.

- This Report does not contemplate any unknown or latent defect associated with the items appraised. The physical inspection of the items was conducted by visual means only. Unless otherwise noted, and if applicable, we have accepted the Company's statements as to the physical attributes and operating capacities of the items without further verification or testing.

- DH reserves the right to recall or amend this Report to correct any omission or error.

- Unless otherwise noted, we have made no investigation of and assume no responsibility for title to the items appraised. The sale of any of the items appraised is made without the benefit of warranties and/or return privileges that are normally available with an ongoing business. Furthermore, our Appraisal is based on the premise that there are no existing contractual agreements, restrictions, or obligations that would preclude the sale of the items, as defined in this Report.

- This Appraisal does not attribute any value to inventory items, general intangibles and/or intellectual properties. This includes, but is not limited to: patents, royalties, license agreements, contractual relationships, trademarks, trade names, customer lists, product lines and related tooling, software, engineering and design records, etc.

- Environmental considerations from any source are beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist.

August 9, 2004
Mr. Ron Schutte
Re: Brooklyn Cheesecake & Desserts Company

## APPRAISAL CERTIFICATION

We certify that, to the best of our knowledge and belief:

- The statements of fact contained in this Report are true or correct.
- The reported analyses, opinions and conclusions are limited only by the reported assumptions and limiting conditions, and are our impartial and unbiased professional analyses, opinions and conclusions.
- We have no present or prospective interest in the property that is subject of this Report, and we have no personal interest with respect to the parties involved.
- We have no bias with respect to any property that is the subject of this Report or to the parties involved.
- Our compensation for completing this assignment is not contingent upon reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result or the occurrence of a subsequent event directly related to the intended use of this Appraisal.
- Our analyses, opinions and conclusions were developed, and this Report has been prepared, in conformity with USPAP.
- Where noted, we have made a personal inspection of the items appraised.
- No person(s) excepting those stated in this certification provided significant professional assistance to the person(s) signing this Report.

Dated: August 9, 2004

*Inspected and Appraised by:*

William J. Monto, Appraiser

*Reviewed by:*

Craig Cappalli

Craig Cappalli, ASA, CEA, Senior Vice President

# BROOKLYN CHEESECAKE & DESSERTS COMPANY
## FAIRFIELD, NEW JERSEY
## FAIR MARKET VALUE ASSET DISTRIBUTION


Miscellaneous
4%
Packaging
9%
General Industrial
Equipment
11%
Food Processing
76%

## BROOKLYN CHEESECAKE & DESSERTS COMPANY
## FAIRFIELD, NEW JERSEY


Fed

View of Plant Building



Item #4 – AMF Glen 340 Floor Mixer



Item #7 – Hinds-Bock 4P-08A Depositor



Item #23 – Despatch Bake Oven



Item #26 – Revent 620 Rack Oven



Item #29 – LVO RW2580 Pan Washer



Item #31 – Foodtools CS-10TW Cake Cutter/Portioner



Item #33 – Foodtools CS-2ADFC Cake Cutter/Portioner



Item #34 – Foodtools CS-1000 Cake Cutter/Portioner



Item #41 – Exterior of Bally Panel Freezer



Item #48 – Shanklin A26A L-Sealer



Item #41 – Interior of Bally Panel Freezer



Item #64 – Clark TM20 Forklift Truck

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE |
|---|---|---|---|---|---|---|
| 1 | LOT | BENCH TOP MIXERS CONSISTING OF: | | | | $ 4,500 |
| | | - (2) MIXERS - 1/2 HP | HOBART | A-200 | 11320678<br>N/A | |
| | | - (2) MIXERS - 1/2 HP | HOBART | AS-208 | 1543859<br>N/A | |
| 2 | 1 | HEAVY DUTY SPIRAL FLOOR MIXER - 5 HP, 60 QT. CAP. | N/A | | | $ 2,250 |
| 3 | 3 | PLANETARY FLOOR MIXERS - 5 HP, 140 QT. CAP. | HOBART | V-1401 | 11-393-263<br>(2) N/A | $ 20,000 |
| 4 | 1 | HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT | AMF | GLEN 340 | G-271 | $ 11,000 |
| 5 | 1 | HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT | AMF | GLEN 340 | N/A | $ 11,000 |
| 6 | 1 | AUTOMATIC PASTRY SHEETER | OSTALI | N/A | N/A | $ 4,500 |
| 7 | 1 | [1999] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 4-PISTON, 48"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS | HINDS-BOCK<br>HINDS-BOCK | 4P-08A | 2159 | $ 8,000 |
| 8 | 1 | [1993] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 6-PISTON, 36"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS | HINDS-BOCK<br>HINDS-BOCK | 6P-08A | 1641 | $ 15,000 |
| 9 | 1 | DOUGH DIVIDER | COLBORNE | D-1000 | 60-464 | $ 2,500 |
| 10 | 1 | [1999] CRUST FORMING PRESS | COMTEC | 1100 | H-3874 | $ 2,500 |
| 11 | 1 | [1993] CRUST FORMING PRESS | COMTEC | 1100 | H-3532 | $ 2,000 |
| 12 | 1 | CRUST FORMING PRESS | COMTEC | 1100 | N/A | $ 850 |
| 13 | 1 | CRUST FORMING PRESS | COMTEC | 1100 | N/A | $ 850 |
| 14 | 1 | BENCH TOP MANUAL DOUGH DIVIDER | DUTCHESS | D14 | | $ 350 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE |
|---|---|---|---|---|---|---|
| 15 | 1 | PORTABLE DEPOSITOR - STAINLESS STEEL INTERNALS W/ PORTABLE STAND | EDHARD | PT SERIES | N/A | $ 2,500 |
| 16 | 1 | PORTABLE DEPOSITOR W/ HOPPER FEED | EDHARD | F SERIES | | $ 500 |
| 17 | 1 | BENCH TOP MANUAL DOUGH DIVIDER | DUTCHESS | BM59 | N/A | $ 500 |
| 18 | 1 | PIE PRESS | HYDROMATIC | H-201 | 6275 | $ 900 |
| 19 | 1 | STAINLESS STEEL PAN GREASER - 24" MAX. PAN WIDTH | N/A | | | $ 1,850 |
| 20 | 1 | STAINLESS STEEL PAN GREASER - 12" MAX. PAN WIDTH | N/A | | | $ 1,400 |
| 21 | 1 | STAINLESS STEEL PACKAGED PORTABLE POSITIVE DISPLACEMENT TRANSFER PUMP | N/A | | | $ 1,400 |
| 22 | 2 | STAINLESS STEEL TRANSFER PUMPS | FEDCO | PD20 | 96011<br>N/A | $ 7,500 |
| 23 | 1 | GAS FIRED REVOLVING BAKE OVEN - (36) PANS, 8' OPENING W/ CONTROLS | DESPATCH | N/A | 67-1306 | $ 8,500 |
| 24 | 1 | GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS | REED | N/A | N/A | $ 5,500 |
| 25 | 1 | GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS (NOTE: MANUFACTURER REPORTED BY THE COMPANY) | DESPATCH | N/A | N/A | $ 10,000 |
| 26 | 1 | [1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS | REVENT | 620 | U96-2031-018-0796 | $ 12,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE |
|---|---|---|---|---|---|---|
| 27 | 1 | [1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS | REVENT | 620 | U96-2031-023-0896 | $ 12,000 |
| 28 | 1 | PORTABLE STAINLESS STEEL DEPOSITOR | GOODWAY | PF40 | 98 | $ 2,000 |
| 29 | 1 | STAINLESS STEEL GAS FIRED PAN WASHER - 2-WASH RACK CAP. | LVO | RW2580 | N/A | $ 7,000 |
| 30 | 1 | STAINLESS STEEL GAS FIRED PAN WASHER (NOTE: NOT INSTALLED) | DOUGLAS | LD15-N | 92/2089 | $ 3,750 |
| 31 | 1 | [2003] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-10TW | 2543 | $ 17,000 |
| 32 | 1 | [2002] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-2ADFC | 029085 | $ 9,000 |
| 33 | 1 | [1999] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-2ADFC | 079110 | $ 7,500 |
| 34 | 1 | [2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE) | FOODTOOLS | CS-1000 | 2932 | $ 35,000 |
| 35 | 1 | [2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE) | FOODTOOLS | CS-1000 | 2933 | $ 35,000 |
| 36 | 1 | MEAT SAW - 14" | BUTCHER BOY | B-14 | 45758 | $ 500 |
| 37 | 1 | DOUGH SHEETER (NOTE: NOT IN USE) | SEEWER RONDO | SOLO D | 518000 | $ 5,500 |
| 38 | 1 | [1987] STAINLESS STEEL HARD COATING CHOCOLATE MELTING SYSTEM | HILLIARDS | HC | 870212 | $ 2,000 |
| 39 | 1 | STAINLESS STEEL TABLETOP FOOD CUTTER | HOBART | 84181-D | 11-205-475 | $ 900 |
| 40 | 1 | CAKE CUTTER/PORTIONER (NOTE: DISASSEMBLED) | FOOD TOOLS | CS-4A | N/A | $ 1,250 |
| 41 | 1 | INTERLOCKING PANEL WALK-IN FREEZER - 70'L X 30'W X 20'H, GALVANIZED STEEL CONSTRUCTION | BALLY | | | $ 42,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE |
|---|---|---|---|---|---|---|
| | | W/ (2) 3-FAN EVAPORATORS | | | | |
| | | W/ (2) ROOF MOUNTED REFRIGERATION COMPRESSORS - 15 HP | COPELAND | | | |
| | | W/ AUTOMATIC BI-PARTING DOOR | | | | |
| | | W/ (16) SECTIONS OF DRIVE-IN RACKS - 4'W X 10'H X 10'D | | | | |
| | | W/ (5) SECTIONS OF HEAVY DUTY PALLET RACKS - 8'W X 10'H X 4'D | | | | |
| 42 | 1 | PREFABRICATED WALK-IN FREEZER (#3) - 12'L X 12'W X 8'H | HARTFORD | | | $ 5,000 |
| | | W/ 3-FAN EVAPORATOR | | | | |
| | | W/ REFRIGERATION COMPRESSOR - 3 HP | COPELAND | | | |
| 43 | 1 | WALK-IN FREEZER (#1) - APPROX. 55'L X 20'W X 18'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 16,000 |
| | | W/ (4) 6-FAN EVAPORATORS | | | | |
| | | W/ (2) OUTDOOR REFRIGERATION COMPRESSORS - 10 HP | HEAT CRAFTERS | DCU100BL5273 | WUM00282<br>N/A | |
| | | W/ (11) ASST. SECTIONS OF HEAVY DUTY PALLET RACKS | | | | |
| 44 | 1 | WALK-IN REFRIGERATOR - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 1,500 |
| | | W/ 3-FAN EVAPORATOR | | | | |
| | | W/ REFRIGERATION COMPRESSOR - APPROX. 1.5 HP | | | | |
| 45 | 1 | WALK-IN FREEZER (#3) - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 2,500 |
| | | W/ 6-FAN EVAPORATOR | | | | |
| | | W/ OUTDOOR REFRIGERATION COMPRESSOR - 5 HP | HEATCRAFTERS | SC0500E5D | WUM00140 | |
| 46 | 1 | PRE-FABRICATED WALK-IN FREEZER - APPROX. 12'L X 12'W X 8'H | NORLAKE | | | $ 4,000 |
| | | W/ 2-FAN EVAPORATOR CONDENSER | | | | |
| | | W/ OUTDOOR REFRIGERATION - APPROX. 1.5 HP (NOTE: LOCATED IN COMPANY STORE) | RUSSELL | RLH215L44-D | | |
| 47 | 1 | DISPLAY FREEZER - 4-DOOR, 28"W X 85"L | WORLD REFRIGERATION | RW-100-SC | N/A | $ 3,000 |
| 48 | LOT | SHRINK PACKAGING EQUIPMENT CONSISTING OF: | | | | $ 15,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE |
|---|---|---|---|---|---|---|
| | | - L-SEALER | CLAMCO | 20 | 19662 | |
| | | - (2) SHRINK TUNNELS | EASTEY | ET-608 | 4091608TLMB<br>14411608TLMG | |
| | | - SHRINK TUNNEL | CLAMCO | 852 | 5806 | |
| | | - L-SEALER | SHANKLIN | A26A | A88105 | |
| 49 | 1 | PRESSURE SENSITIVE BLOW-ON LABELER W/ ADJUSTABLE HEIGHT STAND | LABEL-AIRE | 2111 | 6-82978512 | $ 5,000 |
| 50 | 1 | [1994] PRESSURE SENSITIVE LABELER W/ STAND | AVERY DENNISON | DATAPPLY 900 | 94-119 | $ 2,000 |
| 51 | 1 | CASE SEALING SYSTEM W/ BUILT-IN CONVEYOR (NOTE: NOT IN USE - DISASSEMBLED) | 3M | N/A | N/A | $ 2,750 |
| 52 | 1 | CARTON ERECTOR (NOTE: NOT IN USE - DISASSEMBLED) | N/A | | | $ 3,000 |
| 53 | 1 | TOP AND BOTTOM CASE SEALER | 3M | 19300 | 6601 | $ 3,000 |
| 54 | 1 | STAINLESS STEEL METAL DETECTOR - 14"W X 6"H APERTURE | GORING KERR | DSP 2 | S4 902-1 | $ 9,500 |
| 55 | LOT | CONVEYORS LOCATED THROUGHOUT PLANT CONSISTING OF:<br>- (3) PORTABLE FLEXIBLE SKATE WHEEL CONVEYOR SECTIONS - APPROX. 18'W X 12'L MAX. LENGTH<br>- (2) POWER BELT CONVEYOR SECTIONS - 24"W X 12'L<br>- POWER BELT CONVEYOR SECTION - 20"W X 15'L<br>- (2) POWER BELT CONVEYOR SECTIONS - 12"W X 15'L<br>- ROLLER CONVEYOR SECTION - 18"W X 60'L<br>- CURVED 180° ROLLER CONVEYOR SECTION - 18"W<br>- POWER BELT CONVEYOR SECTION - 10"W X 10'L (NOTE: NEEDS REPAIR)<br>- STAINLESS STEEL SKATE WHEEL CONVEYOR - 12"W X 20'L | | | | $ 6,000 |
| | | - CIRCULAR SORTING TABLE | KAM FLEX | 901B | | |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE |
|---|---|---|---|---|---|---|
| 56 | LOT | APPROX. (200) BAKING CARTS<br>(NOTE: QUANTITY SUPPLIED BY THE COMPANY) | | | | $ 8,000 |
| 57 | LOT | APPROX. (2,500) BAKING PANS, SHEETS, ETC.<br>(NOTE: QUANTITIES SUPPLIED BY THE COMPANY) | | | | $ 2,500 |
| 58 | LOT | MIXING BOWLS CONSISTING OF: | | | | $ 15,000 |
| | | - (5) STAINLESS STEEL MIXING BOWLS - 340 QT. CAP. | AMF | | | |
| | | - (6) STAINLESS STEEL MIXING BOWLS - 140 QT. CAP. | HOBART | | | |
| | | - ASST. MISC. MIXING BOWLS | | | | |
| 59 | LOT | SCALES LOCATED THROUGHOUT PLANT CONSISTING OF: | | | | $ 2,000 |
| | | - STAINLESS STEEL BENCH TOP DIGITAL SCALE - 10 LB. CAP. | PENNSYLVANIA | 7700 | | |
| | | - (2) STAINLESS STEEL BENCH TOP DIGITAL SCALES - 20" X 20" | OHAUS | ES-50L | | |
| | | - (3) BENCH TOP DIGITAL SCALES | CAS | SW-20 | | |
| | | - (2) SCALES - 60 LB. CAP. | | | | |
| | | - MISCELLANEOUS ASST. SCALES | | | | |
| 60 | 1 | PLANT AIR SYSTEM | | | | $ 8,000 |
| | | W/ PACKAGED ROTARY SCREW AIR COMPRESSOR - 20 HP | SULLAIR | ES-8 | | |
| | | W/ VERTICAL TANK MOUNTED ROTARY SCREW AIR COMPRESSOR - 5 HP | SPEEDAIRE | 5F227A2 | | |
| | | W PIPING, VALVES AND CONTROLS | | | | |
| 61 | 1 | PLANT HOT WATER SYSTEM | | | | $ 750 |
| | | W/ GAS HOT WATER HEATER - 75 GAL. CAP. | A.O. SMITH | BT80 230 | M099-0830797-230 | |
| | | W/ GAS HOT WATER HEATER - 75 GAL. CAP. | STATE | SBT 75 | 6944608105 | |
| | | W/ PIPING, VALVES AND CONTROLS | | | | |
| 62 | LOT | MISCELLANEOUS PLANT SUPPORT EQUIPMENT CONSISTING OF: | | | | $ 32,500 |

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE |
|---|---|---|---|---|---|---|
| | | ASST. STAINLESS STEEL TABLES, ASST. STAINLESS STEEL SINKS, CAFETERIA TABLES, CHAIRS, ASST. MICROWAVE OVENS, WORKTABLES, STAINLESS STEEL RACKS, CARTS, MANUAL PALLET JACKS, ASST. SECTIONS OF PALLET RACK, ASST. SECTIONS OF DRIVE-IN RACK, HAND CARTS, SHOP CARTS, ETC. | | | | |
| 63 | 1 | COMPANY STORE EQUIPMENT CONSISTING OF: | | | | $ 13,000 |
| | | - REFRIGERATED DELI CASE - 66"L X 32"W | N/A | | | |
| | | - (2) SLIDING GLASS DOOR SELF-SERVE CHEST FREEZERS - 80"L X 24"W | N/A | | | |
| | | - (2) DISPLAY FREEZERS - CHEST STYLE, 80"L X 24"W | | | | |
| | | - DIGITAL SCALE - 30 LB. CAP. | METTLER TOLEDO | 8433 | | |
| | | - DIGITAL CASH REGISTER | SHARP | XE-A101 | | |
| | | - DISPLAY CASES, TABLES, STAINLESS STEEL WORKTABLE, MINI-REFRIGERATOR, ETC. | | | | |
| 64 | 1 | [1996] THREE-WHEEL ELECTRIC FORKLIFT TRUCK - 4,000 LB. CAP., 2-STAGE MAST - 188" MAX. LIFT W/ SIDESHIFTER W/ BATTERY CHARGER | CLARK | TM20 | TM24708389344FB | $ 5,000 |
| 65 | 1 | ELECTRIC WALK-BEHIND PALLET TRUCK - 4,500 LB. CAP. W/ BATTERY CHARGER (NOTE: CAPITAL LEASE) | PRIME MOVER | PMX45 | PMX4531170001 | $ 2,000 |
| 66 | 1 | ELECTRIC WALK-BEHIND PALLET TRUCK - 4,000 LB. CAP. W/ BATTERY CHARGER | YALE | MPB040ACN24C278 | A827N222212 | $ 1,250 |
| 67 | 1 | BOWL LIFT W/ BATTERY CHARGER | N/A | | | $ 600 |
| 68 | LOT | OFFICE FURNITURE AND EQUIPMENT CONSISTING OF: DESKS, CHAIRS, MODULAR PARTITIONS, HORIZONTAL AND LATERAL FILE CABINETS, CONFERENCE TABLE, BOOKCASES, SHELVES, SOFA, FAX MACHINE, FLOOR SAFE, ETC. | | | | $ 6,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE |
|---|---|---|---|---|---|---|
| 69 | 1 | DIGITAL TELEPHONE SYSTEM | NITSUKO AMERICAN | BUSINESSCOM1 | | $ 3,000 |
| | | W/ APPROX. (15) DIGITAL TELEPHONES | | | | |
| | | W/ VOICEMAIL SYSTEM | VANGUARD MAIL | | | |
| | | W/ MUSIC ON HOLD | | | | |
| | | W/ AUTOMATED ATTENDANT | | | | |
| | | (NOTE: VOICEMAIL SYSTEM UNDER CAPITAL LEASE) | | | | |
| 70 | LOT | COMPUTERS AND PERIPHERAL EQUIPMENT CONSISTING OF: | | | | $ 4,250 |
| | | - SERVER | DELL | POWEREDGE 300SC | | |
| | | - COMPUTER | DELL | OPTIPLEX GX200 | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER - PENTIUM PROCESSOR | GATEWAY | | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX150 | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX270 | | |
| | | W/ LCD MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX270 | | |
| | | W/ LCD MONITOR | | | | |
| | | - (2) COMPUTERS - PENTIUM PROCESSOR | CLONE | | | |
| | | W/ MONITORS | | | | |
| | | - ROUTER | CISCO | UBR9000 | | |
| | | - SWITCH | HEWLETT-PACKARD | 2524 | | |
| | | - LASER PRINTER | HEWLETT-PACKARD | 6P | | |
| | | - INKJET PRINTER | HEWLETT-PACKARD | DESKJET 840C | | |
| | | - INKJET PRINTER | HEWLETT-PACKARD | DESKJET 690C | | |
| | | - LASER PRINTER | HEWLETT-PACKARD | 4P | | |
| | | - LABEL PRINTER | DATAMAX | PRODIGY PLUS | | |

APPRAISAL TOTAL: $ 500,350

DH

DALEY-HODKIN, LLC

August 9, 2004

Brooklyn Cheesecake & Desserts Company
20 Passaic Avenue
Fairfield, New Jersey 07004

Attention: Ron Schutte

Re: **Brooklyn Cheesecake & Desserts Company**

Dear Mr. Schutte:

We have appraised the machinery and equipment of Brooklyn Cheesecake & Desserts Company to determine the Fair Market Value in Place as of July 2004.

The Appraisal Report and our determination of appraised value are subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*. This Summary Appraisal Report is subject to specific assumptions and limiting conditions as noted throughout the Report attached hereto. The use and interpretation of this Appraisal without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions.

This transmittal letter and the accompanying text, and any schedules and attachments constitute our entire Appraisal Report and should be read in their entirety.

Daley-Hodkin, LLC, its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Appraisal Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

We have made no investigation of and assume no responsibility for title to the items appraised.

Respectfully submitted,

**DALEY-HODKIN, LLC**

Craig Cappalli

Craig Cappalli
Senior Vice President

CC:af
Enclosures
Job #04-0256

135 PINELAWN ROAD, SUITE 210S, MELVILLE, NEW YORK 11747-3144
VOICE: 631.293.0200 FAX: 631.293.0328
WEBSITE: www.daley-hodkin.com

# *APPRAISAL REPORT*

***MACHINERY AND EQUIPMENT***

***FAIR MARKET VALUE IN PLACE***

## *BROOKLYN CHEESECAKE & DESSERTS COMPANY*

***EFFECTIVE DATE***

*July 2004*

***PREPARED FOR***

*Brooklyn Cheesecake & Desserts Company*
*20 Passaic Avenue*
*Fairfield, New Jersey*

***DALEY-HODKIN, LLC***
***135 Pinelawn Road***
***Melville, New York***

## TABLE OF CONTENTS

**APPENDICES**

## ASSIGNMENT & PURPOSE

We have been retained by Brooklyn Cheesecake & Desserts Company ("Brooklyn Cheesecake" or the "Company") to appraise the machinery and equipment at the location indicated below to determine the Fair Market Value in Place. It is our understanding that the intended use of this Summary Appraisal Report ("Report") is for financial decision making purposes.

## APPRAISAL LOCATION

20 Passaic Avenue
Fairfield, New Jersey

## APPRAISAL METHODOLOGY

### Value Definition

**Fair Market Value in Place** is defined as the most probable price estimated in terms of money that the items appraised could realize if exposed for sale in the open market allowing a reasonable time to find a purchaser who buys with knowledge of all the uses to which they are adapted and for which they are capable of being used, including the benefit of their present location. Frequently, it is referred to as the price at which a willing seller would sell and a willing buyer would buy, neither being under abnormal pressure. The Fair Market Value in Place takes into consideration current economic trends, condition, location and marketability.

### Appraisal Process

For purposes of this detailed Appraisal, we have prepared a schedule of the items appraised that includes comprehensive descriptions, as well as make, model, serial number and age, where available. We obtained the year of manufacture from sources deemed reliable. All major items are valued on an individual and/or group basis, while items of lesser significance, such as plant support equipment, offices, computers, etc., are listed in appropriate lots.

Items identified by the Company as being subject to an operating lease are excluded from this Appraisal. Items subject to a capital lease are appraised and noted as such on the Appraisal schedule.

We have included photographs as a representation of certain items and their condition. All photographs taken during our physical inspection, as well as the Appraisal Report are on the enclosed compact disc.

The value for the items appraised has been established through extensive research. We have contacted original equipment manufacturers, used equipment dealers and/or brokers, referenced published price guides, and utilized The Daley-Hodkin Group Research Library. The research library includes our proprietary computer database of recent auction, liquidation and used equipment transactions for comparable equipment sales.

Environmental considerations from any source go beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist.

## Approaches to Value

In conducting this Appraisal, we have considered the three recognized approaches to value.

***Market Approach*** - The appraiser adjusts the prices that have been paid for items comparable to the item being appraised, equating the comparables to the subject.

***Cost Approach*** - The appraiser adjusts the replacement cost (new) of the item being appraised for the loss in value caused by physical deterioration, functional obsolescence, and economic obsolescence. The Cost Approach is based on the principle of substitution: a prudent buyer will not pay more for an item than the cost of acquiring a substitute property of equivalent utility.

***Income Approach*** - The appraiser determines the present value of the future economic benefits of owning the property.

For purposes of this Appraisal, we have relied primarily upon the Market Approach and to a lesser extent the Cost Approach in establishing our value. The Income Approach, which was not applied in this Appraisal, is based on an analysis of the earnings and the present worth of the future potential benefit of the property appraised. The Income Approach cannot be properly applied without the benefit of a detailed financial analysis, which is beyond the scope of this Appraisal.

## COMPANY OVERVIEW

Brooklyn Cheesecake is a food manufacturer specializing in cheesecakes and other dessert items. Their products are sold and distributed on a wholesale basis to institutions, restaurants and supermarkets, as well as directly to consumers through television and internet by Shop NBC.

## SITE INSPECTION

We physically inspected the items appraised on July 28, 2004. On that date, the facility was in operation and the machinery and equipment appeared to be in fair to good condition and adequately maintained. The Company occupies a single-story industrial building with a gross floor area of approximately 28,000 square feet.

## CONCLUSION OF VALUE

The primary machinery and equipment ("equipment") at Brooklyn Cheesecake is specific to food processing and the commercial bakery industry, although standard and not at all unique. This equipment consists of mixers, cake cutters, ovens, depositors, pie presses, transfer pumps, freezers and related refrigeration equipment. The balance of the items appraised is not industry specific and is thereby marketable to a broad range of potential end users and resellers. These items consist of air compressors, lift trucks, general plant support and material handling equipment, offices, and computers.

Potential buyers for the equipment would be end users, as well as used equipment dealers/brokers. Factors impacting the remaining life expectancy of the items appraised include age, condition, scheduled maintenance programs, inclusive of periodic upgrades and refurbishment. The remaining useful life is also affected by technological and/or functional obsolescence.

## SUMMARY OF VALUE

It is our opinion that if the items appraised were sold on a Fair Market Value in Place basis as previously defined, **$698,450** could be realized. The value expressed represents gross sale proceeds and does not take into consideration the expenses associated with conducting a sale.

## STATEMENT OF ASSUMPTIONS & LIMITING CONDITIONS

This Report is subject to specific assumptions and limiting conditions as noted throughout this Report and in the list below. The use and interpretation of this Report without a thorough appreciation and understanding of these assumptions and limiting conditions would likely lead to erroneous conclusions. This Report is subject to the following limiting conditions:

- The transmittal letter dated August 9, 2004 and accompanying text constitute our entire Report and should be read in their entirety. The Report does not purport to express an all-inclusive list of all of the considerations undertaken in order to arrive at our opinion of value.

- We completed our analysis and research on August 9, 2004, and the value expressed reflects information received to that date.

- Daley-Hodkin, LLC ("DH"), its officers, and employees have no interest or contemplated future interest in the items appraised. The fee for this Report is not contingent upon the value expressed nor is any guarantee or liability to be assumed or implied.

- The conclusions reached in this Report are the result of our inspection, evaluation, and analyses of information received from the Company. The Company's failure to disclose pertinent information, without our knowledge, could have affected these conclusions. We have not conducted an audit and have relied on the information supplied by the Company as being accurate and true statements.

- This Report and the conclusions arrived at herein are for the exclusive use of Brooklyn Cheesecake, and any potential financing participants. The conclusions reached herein represent the considered opinion of DH based upon information furnished to it by the Company and other sources, and should not be considered investment advice.

- Public information and industry and statistical information have been obtained from sources we deem to be reliable; however, we make no representation as to the accuracy or completeness of such information, and have accepted the information without further verification.

- This Report is of a confidential nature and should not be disseminated or reproduced in any manner without the prior written consent of DH. DH will retain all records pertaining to the Appraisal in our files for a period of time, and maintain these in a confidential manner, subject only to legal administrative processes or proceedings.

- This Report is subject to the Uniform Standards of Professional Appraisal Practice ("USPAP") as promulgated by the Appraisal Standards Board of *The Appraisal Foundation* and *The American Society of Appraisers*.

- Unless otherwise noted, DH shall not be required to give further substantive consultation or be present at any legal proceedings in regards to this Report.

- Any material change in the composition and/or condition of the items appraised may have an impact on the value expressed in this Report.

- This Report does not contemplate any unknown or latent defect associated with the items appraised. The physical inspection of the items was conducted by visual means only. Unless otherwise noted, and if applicable, we have accepted the Company's statements as to the physical attributes and operating capacities of the items without further verification or testing.

- DH reserves the right to recall or amend this Report to correct any omission or error.

- Unless otherwise noted, we have made no investigation of and assume no responsibility for title to the items appraised. The sale of any of the items appraised is made without the benefit of warranties and/or return privileges that are normally available with an ongoing business. Furthermore, our Appraisal is based on the premise that there are no existing contractual agreements, restrictions, or obligations that would preclude the sale of the items, as defined in this Report.

- This Appraisal does not attribute any value to inventory items, general intangibles and/or intellectual properties. This includes, but is not limited to: patents, royalties, license agreements, contractual relationships, trademarks, trade names, customer lists, product lines and related tooling, software, engineering and design records, etc.

- Environmental considerations from any source are beyond the scope of this Appraisal. We recommend this matter be addressed by a qualified environmental specialist.

## APPRAISAL CERTIFICATION

We certify that, to the best of our knowledge and belief:

- The statements of fact contained in this Report are true or correct.
- The reported analyses, opinions and conclusions are limited only by the reported assumptions and limiting conditions, and are our impartial and unbiased professional analyses, opinions and conclusions.
- We have no present or prospective interest in the property that is subject of this Report, and we have no personal interest with respect to the parties involved.
- We have no bias with respect to any property that is the subject of this Report or to the parties involved.
- Our compensation for completing this assignment is not contingent upon reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result or the occurrence of a subsequent event directly related to the intended use of this Appraisal.
- Our analyses, opinions and conclusions were developed, and this Report has been prepared, in conformity with USPAP.
- Where noted, we have made a personal inspection of the items appraised.
- No person(s) excepting those stated in this certification provided significant professional assistance to the person(s) signing this Report.

Dated: August 9, 2004

*Inspected and Appraised by:*

William J. Monto, Appraiser

*Reviewed by:*

Craig Cappalli, ASA, CEA, Senior Vice President

# BROOKLYN CHEESECAKE & DESSERTS COMPANY
## FAIRFIELD, NEW JERSEY
## FAIR MARKET VALUE IN PLACE ASSET DISTRIBUTION



Packaging
7%
Miscellaneous
4%
General Industrial
Equipment
12%
Food Processing
77%

## BROOKLYN CHEESECAKE & DESSERTS COMPANY
## FAIRFIELD, NEW JERSEY


Fed

View of Plant Building



Item #4 – AMF Glen 340 Floor Mixer



Item #7 – Hinds-Bock 4P-08A Depositor



Item #23 – Despatch Bake Oven



Item #26 – Revent 620 Rack Oven



Item #29 – LVO RW2580 Pan Washer



Item #31 – Foodtools CS-10TW Cake Cutter/Portioner



Item #33 – Foodtools CS-2ADFC Cake Cutter/Portioner



Item #34 – Foodtools CS-1000 Cake Cutter/Portioner



Item #41 – Exterior of Bally Panel Freezer



Item #48 – Shanklin A26A L-Sealer



Item #41 – Interior of Bally Panel Freezer


CLARK

Item #64 – Clark TM20 Forklift Truck

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE IN PLACE |
|---|---|---|---|---|---|---|
| 1 | LOT | BENCH TOP MIXERS CONSISTING OF: | | | | $ 5,000 |
| | | - (2) MIXERS - 1/2 HP | HOBART | A-200 | 11320678<br>N/A | |
| | | - (2) MIXERS - 1/2 HP | HOBART | AS-208 | 1543859<br>N/A | |
| 2 | 1 | HEAVY DUTY SPIRAL FLOOR MIXER - 5 HP, 60 QT. CAP. | N/A | | | $ 3,000 |
| 3 | 3 | PLANETARY FLOOR MIXERS - 5 HP, 140 QT. CAP. | HOBART | V-1401 | 11-393-263<br>(2) N/A | $ 25,000 |
| 4 | 1 | HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT | AMF | GLEN 340 | G-271 | $ 15,000 |
| 5 | 1 | HEAVY DUTY FLOOR MIXER - 10 HP, 340 QT. CAP. W/ TWO-POST LIFT | AMF | GLEN 340 | N/A | $ 15,000 |
| 6 | 1 | AUTOMATIC PASTRY SHEETER | OSTALI | N/A | N/A | $ 5,000 |
| 7 | 1 | [1999] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 4-PISTON, 48"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS | HINDS-BOCK<br>HINDS-BOCK | 4P-08A | 2159 | $ 9,000 |
| 8 | 1 | [1993] STAINLESS STEEL CONVEYORIZED DEPOSITOR - 6-PISTON, 36"L X 24"W HOPPER FEEDER W/ PROGRAMMABLE CONTROLS | HINDS-BOCK<br>HINDS-BOCK | 6P-08A | 1641 | $ 16,000 |
| 9 | 1 | DOUGH DIVIDER | COLBORNE | D-1000 | 60-464 | $ 3,000 |
| 10 | 1 | [1999] CRUST FORMING PRESS | COMTEC | 1100 | H-3874 | $ 2,750 |
| 11 | 1 | [1993] CRUST FORMING PRESS | COMTEC | 1100 | H-3532 | $ 2,250 |
| 12 | 1 | CRUST FORMING PRESS | COMTEC | 1100 | N/A | $ 1,000 |
| 13 | 1 | CRUST FORMING PRESS | COMTEC | 1100 | N/A | $ 1,000 |
| 14 | 1 | BENCH TOP MANUAL DOUGH DIVIDER | DUTCHESS | D14 | | $ 500 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE IN PLACE |
|---|---|---|---|---|---|---|
| 15 | 1 | PORTABLE DEPOSITOR - STAINLESS STEEL INTERNALS W/ PORTABLE STAND | EDHARD | PT SERIES | N/A | $ 2,750 |
| 16 | 1 | PORTABLE DEPOSITOR W/ HOPPER FEED | EDHARD | F SERIES | | $ 750 |
| 17 | 1 | BENCH TOP MANUAL DOUGH DIVIDER | DUTCHESS | BM59 | N/A | $ 700 |
| 18 | 1 | PIE PRESS | HYDROMATIC | H-201 | 6275 | $ 1,200 |
| 19 | 1 | STAINLESS STEEL PAN GREASER - 24" MAX. PAN WIDTH | N/A | | | $ 2,000 |
| 20 | 1 | STAINLESS STEEL PAN GREASER - 12" MAX. PAN WIDTH | N/A | | | $ 1,500 |
| 21 | 1 | STAINLESS STEEL PACKAGED PORTABLE POSITIVE DISPLACEMENT TRANSFER PUMP | N/A | | | $ 1,600 |
| 22 | 2 | STAINLESS STEEL TRANSFER PUMPS | FEDCO | PD20 | 96011<br>N/A | $ 8,000 |
| 23 | 1 | GAS FIRED REVOLVING BAKE OVEN - (36) PANS, 8' OPENING W/ CONTROLS | DESPATCH | N/A | 67-1306 | $ 12,500 |
| 24 | 1 | GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS | REED | N/A | N/A | $ 12,000 |
| 25 | 1 | GAS FIRED REVOLVING BAKE OVEN - (48) PANS, 110" OPENING W/ CONTROLS (NOTE: MANUFACTURER REPORTED BY THE COMPANY) | DESPATCH | N/A | N/A | $ 14,000 |
| 26 | 1 | [1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS | REVENT | 620 | U96-2031-018-0796 | $ 16,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE IN PLACE |
|---|---|---|---|---|---|---|
| 27 | 1 | [1996] STAINLESS STEEL GAS FIRED CONVENTIONAL DOUBLE RACK OVEN W/ CONTROLS | REVENT | 620 | U96-2031-023-0896 | $ 16,000 |
| 28 | 1 | PORTABLE STAINLESS STEEL DEPOSITOR | GOODWAY | PF40 | 98 | $ 2,250 |
| 29 | 1 | STAINLESS STEEL GAS FIRED PAN WASHER - 2-WASH RACK CAP. | LVO | RW2580 | N/A | $ 8,000 |
| 30 | 1 | STAINLESS STEEL GAS FIRED PAN WASHER (NOTE: NOT INSTALLED) | DOUGLAS | LD15-N | 92/2089 | $ 4,000 |
| 31 | 1 | [2003] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-10TW | 2543 | $ 18,000 |
| 32 | 1 | [2002] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-2ADFC | 029085 | $ 10,000 |
| 33 | 1 | [1999] CAKE CUTTER/PORTIONER | FOODTOOLS | CS-2ADFC | 079110 | $ 8,500 |
| 34 | 1 | [2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE) | FOODTOOLS | CS-1000 | 2932 | $ 38,000 |
| 35 | 1 | [2004] CAKE CUTTER/PORTIONER (NOTE: CAPITAL LEASE) | FOODTOOLS | CS-1000 | 2933 | $ 38,000 |
| 36 | 1 | MEAT SAW - 14" | BUTCHER BOY | B-14 | 45758 | $ 600 |
| 37 | 1 | DOUGH SHEETER (NOTE: NOT IN USE) | SEEWER RONDO | SOLO D | 518000 | $ 6,000 |
| 38 | 1 | [1987] STAINLESS STEEL HARD COATING CHOCOLATE MELTING SYSTEM | HILLIARDS | HC | 870212 | $ 2,250 |
| 39 | 1 | STAINLESS STEEL TABLETOP FOOD CUTTER | HOBART | 84181-D | 11-205-475 | $ 950 |
| 40 | 1 | CAKE CUTTER/PORTIONER (NOTE: DISASSEMBLED) | FOOD TOOLS | CS-4A | N/A | $ 1,500 |
| 41 | 1 | INTERLOCKING PANEL WALK-IN FREEZER - 70'L X 30'W X 20'H, GALVANIZED STEEL CONSTRUCTION | BALLY | | | $ 95,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE IN PLACE |
|---|---|---|---|---|---|---|
| | | W/ (2) 3-FAN EVAPORATORS | | | | |
| | | W/ (2) ROOF MOUNTED REFRIGERATION COMPRESSORS - 15 HP | COPELAND | | | |
| | | W/ AUTOMATIC BI-PARTING DOOR | | | | |
| | | W/ (16) SECTIONS OF DRIVE-IN RACKS - 4'W X 10'H X 10'D | | | | |
| | | W/ (5) SECTIONS OF HEAVY DUTY PALLET RACKS - 8'W X 10'H X 4'D | | | | |
| 42 | 1 | PREFABRICATED WALK-IN FREEZER (#3) - 12'L X 12'W X 8'H | HARTFORD | | | $ 10,000 |
| | | W/ 3-FAN EVAPORATOR | | | | |
| | | W/ REFRIGERATION COMPRESSOR - 3 HP | COPELAND | | | |
| 43 | 1 | WALK-IN FREEZER (#1) - APPROX. 55'L X 20'W X 18'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 42,000 |
| | | W/ (4) 6-FAN EVAPORATORS | | | | |
| | | W/ (2) OUTDOOR REFRIGERATION COMPRESSORS - 10 HP | HEAT CRAFTERS | DCU100BL5273 | WUM00282<br>N/A | |
| | | W/ (11) ASST. SECTIONS OF HEAVY DUTY PALLET RACKS | | | | |
| 44 | 1 | WALK-IN REFRIGERATOR - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 6,250 |
| | | W/ 3-FAN EVAPORATOR | | | | |
| | | W/ REFRIGERATION COMPRESSOR - APPROX. 1.5 HP | | | | |
| 45 | 1 | WALK-IN FREEZER (#3) - APPROX. 20'L X 20'W X 20'H, WOOD FRAME CONSTRUCTION | CUSTOM | | | $ 10,500 |
| | | W/ 6-FAN EVAPORATOR | | | | |
| | | W/ OUTDOOR REFRIGERATION COMPRESSOR - 5 HP | HEATCRAFTERS | SC0500E5D | WUM00140 | |
| 46 | 1 | PRE-FABRICATED WALK-IN FREEZER - APPROX. 12'L X 12'W X 8'H | NORLAKE | | | $ 7,500 |
| | | W/ 2-FAN EVAPORATOR CONDENSER | | | | |
| | | W/ OUTDOOR REFRIGERATION - APPROX. 1.5 HP (NOTE: LOCATED IN COMPANY STORE) | RUSSELL | RLH215L44-D | | |
| 47 | 1 | DISPLAY FREEZER - 4-DOOR, 28"W X 85"L | WORLD REFRIGERATION | RW-100-SC | N/A | $ 3,600 |
| 48 | LOT | SHRINK PACKAGING EQUIPMENT CONSISTING OF: | | | | $ 17,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE IN PLACE |
|---|---|---|---|---|---|---|
| | | - L-SEALER | CLAMCO | 20 | 19662 | |
| | | - (2) SHRINK TUNNELS | EASTEY | ET-608 | 4091608TLMB<br>14411608TLMG | |
| | | - SHRINK TUNNEL | CLAMCO | 852 | 5806 | |
| | | - L-SEALER | SHANKLIN | A26A | A88105 | |
| 49 | 1 | PRESSURE SENSITIVE BLOW-ON LABELER W/ ADJUSTABLE HEIGHT STAND | LABEL-AIRE | 2111 | 6-82978512 | $ 5,500 |
| 50 | 1 | [1994] PRESSURE SENSITIVE LABELER W/ STAND | AVERY DENNISON | DATAPPLY 900 | 94-119 | $ 2,250 |
| 51 | 1 | CASE SEALING SYSTEM W/ BUILT-IN CONVEYOR (NOTE: NOT IN USE - DISASSEMBLED) | 3M | N/A | N/A | $ 3,000 |
| 52 | 1 | CARTON ERECTOR (NOTE: NOT IN USE - DISASSEMBLED) | N/A | | | $ 3,300 |
| 53 | 1 | TOP AND BOTTOM CASE SEALER | 3M | 19300 | 6601 | $ 3,500 |
| 54 | 1 | STAINLESS STEEL METAL DETECTOR - 14"W X 6"H APERTURE | GORING KERR | DSP 2 | S4 902-1 | $ 10,000 |
| 55 | LOT | CONVEYORS LOCATED THROUGHOUT PLANT CONSISTING OF:<br>- (3) PORTABLE FLEXIBLE SKATE WHEEL CONVEYOR SECTIONS - APPROX. 18'W X 12'L MAX. LENGTH<br>- (2) POWER BELT CONVEYOR SECTIONS - 24"W X 12'L<br>- POWER BELT CONVEYOR SECTION - 20"W X 15'L<br>- (2) POWER BELT CONVEYOR SECTIONS - 12"W X 15'L<br>- ROLLER CONVEYOR SECTION - 18"W X 60'L<br>- CURVED 180° ROLLER CONVEYOR SECTION - 18"W<br>- POWER BELT CONVEYOR SECTION - 10"W X 10'L (NOTE: NEEDS REPAIR)<br>- STAINLESS STEEL SKATE WHEEL CONVEYOR - 12"W X 20'L | | | | $ 7,500 |
| | | - CIRCULAR SORTING TABLE | KAM FLEX | 901B | | |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE IN PLACE |
|---|---|---|---|---|---|---|
| 56 | LOT | APPROX. (200) BAKING CARTS<br>(NOTE: QUANTITY SUPPLIED BY THE COMPANY) | | | | $ 9,500 |
| 57 | LOT | APPROX. (2,500) BAKING PANS, SHEETS, ETC.<br>(NOTE: QUANTITIES SUPPLIED BY THE COMPANY) | | | | $ 3,000 |
| 58 | LOT | MIXING BOWLS CONSISTING OF: | | | | $ 16,500 |
| | | - (5) STAINLESS STEEL MIXING BOWLS - 340 QT. CAP. | AMF | | | |
| | | - (6) STAINLESS STEEL MIXING BOWLS - 140 QT. CAP. | HOBART | | | |
| | | - ASST. MISC. MIXING BOWLS | | | | |
| 59 | LOT | SCALES LOCATED THROUGHOUT PLANT CONSISTING OF: | | | | $ 2,500 |
| | | - STAINLESS STEEL BENCH TOP DIGITAL SCALE - 10 LB. CAP. | PENNSYLVANIA | 7700 | | |
| | | - (2) STAINLESS STEEL BENCH TOP DIGITAL SCALES - 20" X 20" | OHAUS | ES-50L | | |
| | | - (3) BENCH TOP DIGITAL SCALES | CAS | SW-20 | | |
| | | - (2) SCALES - 60 LB. CAP. | | | | |
| | | - MISCELLANEOUS ASST. SCALES | | | | |
| 60 | 1 | PLANT AIR SYSTEM | | | | $ 22,500 |
| | | W/ PACKAGED ROTARY SCREW AIR COMPRESSOR - 20 HP | SULLAIR | ES-8 | | |
| | | W/ VERTICAL TANK MOUNTED ROTARY SCREW AIR COMPRESSOR - 5 HP | SPEEDAIRE | 5F227A2 | | |
| | | W PIPING, VALVES AND CONTROLS | | | | |
| 61 | 1 | PLANT HOT WATER SYSTEM | | | | $ 6,000 |
| | | W/ GAS HOT WATER HEATER - 75 GAL. CAP. | A.O. SMITH | BT80 230 | M099-0830797-230 | |
| | | W/ GAS HOT WATER HEATER - 75 GAL. CAP. | STATE | SBT 75 | 6944608105 | |
| | | W/ PIPING, VALVES AND CONTROLS | | | | |
| 62 | LOT | MISCELLANEOUS PLANT SUPPORT EQUIPMENT CONSISTING OF: | | | | $ 35,000 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE IN PLACE |
|---|---|---|---|---|---|---|
| | | ASST. STAINLESS STEEL TABLES, ASST. STAINLESS STEEL SINKS, CAFETERIA TABLES, CHAIRS, ASST. MICROWAVE OVENS, WORKTABLES, STAINLESS STEEL RACKS, CARTS, MANUAL PALLET JACKS, ASST. SECTIONS OF PALLET RACK, ASST. SECTIONS OF DRIVE-IN RACK, HAND CARTS, SHOP CARTS, ETC. | | | | |
| 63 | 1 | COMPANY STORE EQUIPMENT CONSISTING OF: | | | | $ 16,500 |
| | | - REFRIGERATED DELI CASE - 66"L X 32"W | N/A | | | |
| | | - (2) SLIDING GLASS DOOR SELF-SERVE CHEST FREEZERS - 80"L X 24"W | N/A | | | |
| | | - (2) DISPLAY FREEZERS - CHEST STYLE, 80"L X 24"W | | | | |
| | | - DIGITAL SCALE - 30 LB. CAP. | METTLER TOLEDO | 8433 | | |
| | | - DIGITAL CASH REGISTER | SHARP | XE-A101 | | |
| | | - DISPLAY CASES, TABLES, STAINLESS STEEL WORKTABLE, MINI-REFRIGERATOR, ETC. | | | | |
| 64 | 1 | [1996] THREE-WHEEL ELECTRIC FORKLIFT TRUCK - 4,000 LB. CAP., 2-STAGE MAST - 188" MAX. LIFT W/ SIDESHIFTER W/ BATTERY CHARGER | CLARK | TM20 | TM24708389344FB | $ 6,000 |
| 65 | 1 | ELECTRIC WALK-BEHIND PALLET TRUCK - 4,500 LB. CAP. W/ BATTERY CHARGER (NOTE: CAPITAL LEASE) | PRIME MOVER | PMX45 | PMX4531170001 | $ 2,300 |
| 66 | 1 | ELECTRIC WALK-BEHIND PALLET TRUCK - 4,000 LB. CAP. W/ BATTERY CHARGER | YALE | MPB040ACN24C278 | A827N222212 | $ 1,500 |
| 67 | 1 | BOWL LIFT W/ BATTERY CHARGER | N/A | | | $ 700 |
| 68 | LOT | OFFICE FURNITURE AND EQUIPMENT CONSISTING OF: DESKS, CHAIRS, MODULAR PARTITIONS, HORIZONTAL AND LATERAL FILE CABINETS, CONFERENCE TABLE, BOOKCASES, SHELVES, SOFA, FAX MACHINE, FLOOR SAFE, ETC. | | | | $ 8,500 |

**COMPANY NAME:** BROOKLYN CHEESECAKE & DESSERTS COMPANY
20 PASSAIC AVENUE
FAIRFIELD, NEW JERSEY

| ITEM # | QTY | DESCRIPTION | MANUFACTURER | MODEL | SERIAL NUMBER | FAIR MARKET VALUE IN PLACE |
|---|---|---|---|---|---|---|
| 69 | 1 | DIGITAL TELEPHONE SYSTEM | NITSUKO AMERICAN | BUSINESSCOM1 | | $ 5,000 |
| | | W/ APPROX. (15) DIGITAL TELEPHONES | | | | |
| | | W/ VOICEMAIL SYSTEM | VANGUARD MAIL | | | |
| | | W/ MUSIC ON HOLD | | | | |
| | | W/ AUTOMATED ATTENDANT | | | | |
| | | (NOTE: VOICEMAIL SYSTEM UNDER CAPITAL LEASE) | | | | |
| 70 | LOT | COMPUTERS AND PERIPHERAL EQUIPMENT CONSISTING OF: | | | | $ 5,500 |
| | | - SERVER | DELL | POWEREDGE 300SC | | |
| | | - COMPUTER | DELL | OPTIPLEX GX200 | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER - PENTIUM PROCESSOR | GATEWAY | | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX150 | | |
| | | W/ MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX270 | | |
| | | W/ LCD MONITOR | | | | |
| | | - COMPUTER | DELL | OPTIPLEX GX270 | | |
| | | W/ LCD MONITOR | | | | |
| | | - (2) COMPUTERS - PENTIUM PROCESSOR | CLONE | | | |
| | | W/ MONITORS | | | | |
| | | - ROUTER | CISCO | UBR9000 | | |
| | | - SWITCH | HEWLETT-PACKARD | 2524 | | |
| | | - LASER PRINTER | HEWLETT-PACKARD | 6P | | |
| | | - INKJET PRINTER | HEWLETT-PACKARD | DESKJET 840C | | |
| | | - INKJET PRINTER | HEWLETT-PACKARD | DESKJET 690C | | |
| | | - LASER PRINTER | HEWLETT-PACKARD | 4P | | |
| | | - LABEL PRINTER | DATAMAX | PRODIGY PLUS | | |

APPRAISAL TOTAL: $ 698,450

# PROFESSIONAL QUALIFICATIONS

## *CRAIG W. CAPPALLI, ASA*

## PROFESSIONAL EXPERIENCE

Senior Vice President, Daley-Hodkin, LLC, 2000 - Present
Vice President, Daley-Hodkin Corporation, 1995
Senior Appraiser, Machinery & Equipment, Daley-Hodkin Corporation, 1988
Staff Appraiser, Machinery & Equipment, Daley-Hodkin Corporation, 1982

## EDUCATION

Uniform Standards of Professional Appraisal Practice (USPAP) – Certified December 1999
Siena College, Loudonville, New York – Bachelor of Business Administration

## APPRAISAL & RESEARCH ASSIGNMENTS

Aerospace, Agriculture, Apparel, Automotive, Audio/Visual, Aviation Manufacturing, Battery Manufacturing, Biotech, Blown Film, Boats/Yachts, Bottling & Canning, Carpet Mill, Cigarette Manufacturing, Chemical Processing, Communications, Composite Materials, Computers, Construction, Corrugating, Dairies, Die Casting, Earthmoving, Electronics, Extrusions, Fasteners, Fences & Decking, Film, Floor Covering, Food & Beverage, Footwear, Foundries, Furniture, Glass, Graphic Arts, Hardware, Health & Beauty Aids, High Technology, Home Furnishings, Hosiery, HVAC, Jewelry Manufacturing, Laboratory, Leather, Lumber Mill, Machine Tools, Marine Equipment, Material Handling, Medical, Metal Fabrication, Millworking, Nonwovens, Office Equipment, Optics, Packaging, Paper & Converting, Pharmaceuticals, Photography, Plastics, Precious Metals, Printed Circuit, Printing, Restaurants, Retail, Rubber, Safety Equipment, Sawmill, Scientific, Semiconductor, Shipping, Steel Service Center, Textiles, Tile Plant, Transportation, Trucking, Vending Machines, Warehousing, Welding, Window & Door Manufacturing, Wire & Cable, Woodworking, Yarn Mill

## CONCEPTS OF VALUE EXPERIENCE

Auction Sale Value (Forced Liquidation)
Net Auction Sale Value
Orderly Liquidation Value
Net Orderly Liquidation Value
Liquidation Value-In Place

Fair Market Value
Fair Market Value-In Place
Replacement Cost New
Replacement Value (New/Used)
Insurance Value

## BUSINESS ASSOCIATIONS & MEMBERSHIPS

Member of American Society of Appraisers (ASA) – Machinery & Technical Specialties
Member of Association of Machinery & Equipment Appraisers (AMEA) – Certified Equipment Appraiser (CEA)
Turnaround Management Association (TMA) – Member
Machinery Dealers National Association (MDNA) - Member

# PROFESSIONAL QUALIFICATIONS

## *WILLIAM J. MONTO*

## PROFESSIONAL EXPERIENCE

Appraiser (Machinery & Technical Specialties/Machinery & Equipment), Daley-Hodkin, LLC

## EDUCATION

Uniform Standards of Professional Appraisal Practice (USPAP) – Certified June 2004
Bachelor of Science, Business Management – State University of New York at Stony Brook

## APPRAISAL & RESEARCH ASSIGNMENTS

Automotive, Audio/Video, Communications, Computers, Construction, Earthmoving, Electronics, Food & Beverage, Furniture, Graphic Arts, Machine Tools, Material Handling, Metal Fabrication, Metalworking, Office Equipment, Packaging, Paper & Converting, Pharmaceuticals, Plastics, Printing, Scientific, Shipping, Textiles, Transportation, Trucking, Warehousing, Woodworking

## CONCEPTS OF VALUE EXPERIENCE

Auction Sale Value (Forced Liquidation)
Net Auction Sale Value
Orderly Liquidation Value
Net Orderly Liquidation Value

Fair Market Value
Fair Market Value-In Place
Replacement Cost New
Replacement Value (New/Used)